Exhibit 10.1

Executive Version

AMENDMENT NO. 2, dated as of August 17, 2017 (this “Amendment”), to the Credit Agreement, dated as of July 30, 2013 (as amended by Amendment No. 1 to Credit Agreement, dated as of March 4, 2016, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among Gardner Denver Holdings, Inc. (f/k/a Renaissance Parent Corp.) (“Holdings”), Gardner Denver, Inc., as successor in interest to Renaissance Acquisition Corp. (the “U.S. Borrower”), GD German Holdings II GmbH, as successor in interest to  Gardner Denver Holdings GmbH & Co. KG (the “German Borrower”), GD First (UK) Limited (the “UK Borrower”; and together with the German Borrower, the “Foreign Borrowers”; the Foreign Borrowers, together with the U.S. Borrower, the “Borrowers”), the lenders or other financial institutions or entities from time to time party thereto and UBS AG, Stamford Branch, as Administrative Agent, Collateral Agent, Swingline Lender and Letter of Credit Issuer.

WHEREAS, Section 13.1 of the Credit Agreement permits the Credit Agreement to be amended with the written consent of the Required Lenders, the Administrative Agent, Holdings and the Borrowers (a) to add one or more additional credit facilities thereto and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of the Credit Agreement and the other Credit Documents with the Term Loans and Revolving Credit Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and other definitions related to such new credit facilities;

WHEREAS, the U.S. Borrower desires to (a) add (i) a new Class of Term Loans consisting of Tranche B-1 Dollar Term Loans (as defined below) in an aggregate principal amount of $1,285,514,233.31 and (ii) a new Class of Term Loans consisting of Tranche B-1 Euro Term Loans (as defined below) in an aggregate principal amount of €615,000,000, in each case, pursuant to amendments authorized by Section 13.1 of the Credit Agreement and (b) use the proceeds of such Tranche B-1 Term Loans (as defined below) to refinance all outstanding Initial Term Loans as more fully set forth in the Credit Agreement (as amended by this Amendment);

WHEREAS, upon the effectiveness of this Amendment, each Initial Dollar Term Loan Lender (as defined below) that shall have executed and delivered a consent to this Amendment substantially in the form of Exhibit A hereto (a “Consent to Amendment No. 2”) on or prior to the Amendment No. 2 Effective Date pursuant to which it selected the “Cashless Settlement Option” with respect thereto (each, a “Cashless Option Tranche B-1 Dollar Term Loan Lender”) shall be deemed to have exchanged all (or such lesser amount allocated to such Lender by the Amendment No. 2 Arrangers (as defined below)) of its outstanding Initial Dollar Term Loans (which Initial Dollar Term Loans shall thereafter no longer be deemed to be outstanding) for Tranche B-1 Dollar Term Loans in the same outstanding aggregate principal amount as such Initial Dollar Term Loan Lender’s Initial Dollar Term Loans so exchanged, and such Initial Dollar Term Loan Lender shall thereafter become a Tranche B-1 Dollar Term Loan Lender (as defined below);

WHEREAS, upon the effectiveness of this Amendment, each Initial Euro Term Loan Lender (as defined below) that shall have executed and delivered a Consent to Amendment No. 2 on or prior to the Amendment No. 2 Effective Date pursuant to which it selected the “Cashless Settlement Option” with respect thereto (each, a “Cashless Option Tranche B-1 Euro Term Loan Lender”) shall be deemed to have exchanged all (or such lesser amount allocated to such Lender by the Amendment No. 2 Arrangers (as defined below)) of its outstanding Initial Euro Term Loans (which Initial Euro Term Loans shall thereafter no longer be deemed to be outstanding) for Tranche B-1 Euro Term Loans in the same outstanding aggregate principal amount as such Initial Euro Term Loan Lender’s Initial Euro Term Loans so exchanged, and such Initial Euro Term Loan Lender shall thereafter become a Tranche B-1 Euro Term Loan Lender (as defined below);

WHEREAS, upon the effectiveness of this Amendment, (a) (i) each Additional Tranche B-1 Dollar Term Loan Lender will make Additional Tranche B-1 Dollar Term Loans to the U.S. Borrower in Dollars in the amount set forth next to its name on the Tranche B-1 Dollar Term Loan Allocation Schedule (as defined below) and (ii) each Additional Tranche B-1 Euro Term Loan Lender will make Additional Tranche B-1 Euro Term Loans to the U.S. Borrower in Euros in the amount set forth next to its name on the Tranche B-1 Euro Term Loan Allocation Schedule (as defined below), (b) the proceeds of such Additional Tranche B-1 Dollar Term Loans and Additional Tranche B-1 Euro Term Loans will be used by the U.S. Borrower to repay in full the outstanding principal amount of Initial Dollar Term Loans that are not exchanged for Tranche B-1 Term Loans (including the Initial Dollar Term Loans held by each Initial Dollar Term Loan Lender that shall have executed and delivered a Consent to Amendment No. 2 on or prior to the Amendment No. 2 Effective Date pursuant to which it selected the “Post-Closing Settlement Option” with respect thereto (each, a “Post-Closing Option Tranche B-1 Dollar Term Loan Lender”) and the Initial Euro Term Loans held by each Initial Euro Term Loan Lender that shall have executed and delivered a Consent to Amendment No. 2 on or prior to the Amendment No. 2 Effective Date pursuant to which it selected the “Post-Closing Settlement Option” with respect thereto (each, a “Post-Closing Option Tranche B-1 Euro Term Loan Lender”)) and (c) the U.S. Borrower shall pay to each Initial Term Loan Lender all accrued and unpaid interest on the Initial Term Loans to, but not including, the date of effectiveness of the Amendment; and

WHEREAS, UBS Securities LLC, KKR Capital Markets LLC, Citigroup Global Markets Inc., Crédit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Mizuho Bank, Ltd. and Sumitomo Mitsui Banking Corporation are the joint lead arrangers and joint bookrunners for this Amendment, the Tranche B-1 Dollar Term Loans and the Tranche B-1 Euro Term Loans (the “Amendment No. 2 Arrangers”).

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.          Defined Terms.  Unless otherwise specifically defined in this Amendment, each capitalized term used herein (including in the recitals above) has the meaning assigned to such term in the Credit Agreement (as amended hereby).

Section 2.          Amendments.  Effective as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:

(a)          The following defined terms shall be added to Section 1.1 of the Credit Agreement:

“Additional Tranche B-1 Dollar Term Loan” shall have the meaning provided in Section 2.1(a).

“Additional Tranche B-1 Dollar Term Loan Commitment” shall mean, with respect to an Additional Tranche B-1 Dollar Term Loan Lender, the commitment of such Additional Tranche B-1 Dollar Term Loan Lender to make Additional Tranche B-1 Dollar Term Loans on the Amendment No. 2 Effective Date in an amount set forth on the Tranche B-1 Dollar Term Loan Allocation Schedule.

“Additional Tranche B-1 Dollar Term Loan Lender” shall mean each Person set forth on the Tranche B-1 Dollar Term Loan Allocation Schedule under the column on such Schedule entitled “Additional Tranche B-1 Dollar Term Loan Lender” that executed and delivered a counterpart to Amendment No. 2 (or written evidence satisfactory to the Administrative Agent that such Person signed a counterpart to Amendment No. 2) as an “Additional Tranche B-1 Dollar Term Loan Lender” on or prior to the Amendment No. 2 Effective Date.

“Additional Tranche B-1 Euro Term Loan” shall have the meaning provided in Section 2.1(a).

“Additional Tranche B-1 Euro Term Loan Commitment” shall mean, with respect to an Additional Tranche B-1 Euro Term Loan Lender, the commitment of such Additional Tranche B-1 Euro Term Loan Lender to make Additional Tranche B-1 Euro Term Loans on the Amendment No. 2 Effective Date in an amount set forth on the Tranche B-1 Euro Term Loan Allocation Schedule.

“Additional Tranche B-1 Euro Term Loan Lender” shall mean each Person set forth on the Tranche B-1 Euro Term Loan Allocation Schedule under the column on such Schedule entitled “Additional Tranche B-1 Euro Term Loan Lender” that executed and delivered a counterpart to Amendment No. 2 (or written evidence satisfactory to the Administrative Agent that such Person signed a counterpart to Amendment No. 2) as an “Additional Tranche B-1 Euro Term Loan Lender” on or prior to the Amendment No. 2 Effective Date.

“Amendment No. 2” shall mean Amendment No. 2 to this Agreement dated as of the Amendment No. 2 Effective Date.

“Amendment No. 2 Arrangers” shall mean UBS Securities LLC, KKR Capital Markets LLC, Citigroup Global Markets Inc., Crédit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc., Mizuho Bank, Ltd. and Sumitomo Mitsui Banking Corporation, in their capacities as the joint lead arrangers and joint bookrunners for Amendment No. 2, the Tranche B-1 Dollar Term Loans and the Tranche B-1 Euro Term Loans.

“Amendment No. 2 Effective Date” shall mean the first Business Day on which all conditions precedent set forth in Section 4 of Amendment No. 2 are satisfied, which date is August 17, 2017.

“Cashless Option Tranche B-1 Dollar Term Loan Lender” shall have the meaning provided in the recitals to Amendment No. 2.

“Cashless Option Tranche B-1 Euro Term Loan Lender” shall have the meaning provided in the recitals to Amendment No. 2.

“Consent to Amendment No. 2” shall have the meaning provided in the recitals to Amendment No. 2.

“Initial Dollar Term Loan Lender” shall mean a Lender with an Initial Dollar Term Loan Commitment or an outstanding Initial Dollar Term Loan.

“Initial Euro Term Loan Lender” shall mean a Lender with an Initial Euro Term Loan Commitment or an outstanding Initial Euro Term Loan.

“Non-Consenting Initial Dollar Term Loan Lender” shall mean each Initial Dollar Term Loan Lender that did not execute and deliver a Consent to Amendment No. 2 with respect thereto on or prior to the Amendment No. 2 Effective Date.

“Non-Consenting Initial Euro Term Loan Lender” shall mean each Initial Euro Term Loan Lender that did not execute and deliver a Consent to Amendment No. 2 with respect thereto on or prior to the Amendment No. 2 Effective Date.

“Required Tranche B-1 Dollar Term Loan Lenders” shall mean, at any date, Lenders having or holding a majority of the sum of (i) the Total Tranche B-1 Dollar Term Loan Commitment at such date and (b) the aggregate outstanding principal amount of the Tranche B-1 Dollar Term Loans (excluding Tranche B-1 Dollar Term Loans held by Defaulting Lenders) at such date.

“Required Tranche B-1 Euro Term Loan Lenders” shall mean, at any date, Lenders having or holding a majority of the sum of (i) the Total Tranche B-1 Euro Term Loan Commitment at such date and (b) the aggregate outstanding principal amount of the Tranche B-1 Euro Term Loans (excluding Tranche B-1 Euro Term Loans held by Defaulting Lenders) at such date.

“Rollover Tranche B-1 Dollar Term Loan Commitment” shall mean, with respect to a Cashless Option Tranche B-1 Dollar Term Loan Lender, the agreement of such Cashless Option Tranche B-1 Dollar Term Loan Lender to exchange all of its Initial Dollar Term Loans (or such lesser amount allocated to such Lender by the Amendment No. 2 Arrangers) for an equal aggregate principal amount of Tranche B-1 Dollar Term Loans on the Amendment No. 2 Effective Date, as evidenced by such Lender executing and delivering a Consent to Amendment No. 2 pursuant to which it selects the “Cashless Settlement Option” with respect to its Initial Dollar Term Loans on or prior to the Amendment No. 2 Effective Date.

“Rollover Tranche B-1 Euro Term Loan Commitment” shall mean, with respect to a Cashless Option Tranche B-1 Euro Term Loan Lender, the agreement of such Cashless Option Tranche B-1 Euro Term Loan Lender to exchange all of its Initial Euro Term Loans (or such lesser amount allocated to such Lender by the Amendment No. 2 Arrangers) for an equal aggregate principal amount of Tranche B-1 Euro Term Loans on the Amendment No. 2 Effective Date, as evidenced by such Lender executing and delivering a Consent to Amendment No. 2 pursuant to which it selects the “Cashless Settlement Option” with respect to its Initial Euro Term Loans on or prior to the Amendment No. 2 Effective Date.

“Total Tranche B-1 Dollar Term Loan Commitment” shall mean the sum of the Tranche B-1 Dollar Term Loan Commitments of all Lenders.

“Total Tranche B-1 Euro Term Loan Commitment” shall mean the sum of the Tranche B-1 Euro Term Loan Commitments of all Lenders.

“Tranche B-1 Dollar Term Loan” shall mean, collectively, any Term Loan made in Dollars on the Amendment No. 2 Effective Date pursuant to clause (i) or (ii) of the second sentence of Section 2.1(a).

“Tranche B-1 Dollar Term Loan Allocation Schedule” shall mean the schedule on file with the Administrative Agent and approved by the U.S. Borrower setting forth the name of each Additional Tranche B-1 Dollar Term Loan Lender and, next to such name, the amount of Additional Tranche B-1 Dollar Term Loans to be made to the U.S. Borrower in Dollars by such Additional Tranche B-1 Dollar Term Loan Lender on the Amendment No. 2 Effective Date.

“Tranche B-1 Dollar Term Loan Commitment” shall mean, with respect to a Cashless Option Tranche B-1 Dollar Term Loan Lender, its Rollover Tranche B-1 Dollar Term Loan Commitment and, with respect to any Additional Tranche B-1 Dollar Term Loan Lender, its Additional Tranche B-1 Dollar Term Loan Commitment.  The aggregate amount of Tranche B-1 Dollar Term Loan Commitments as of the Amendment No. 2 Effective Date is $1,285,514,233.31.

“Tranche B-1 Dollar Term Loan Lender” shall mean a Lender with a Tranche B-1 Dollar Term Loan Commitment or an outstanding Tranche B-1 Dollar Term Loan.

“Tranche B-1 Dollar Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(b)(ii).

“Tranche B-1 Dollar Term Loan Repayment Date” shall have the meaning provided in Section 2.5(b)(ii).

“Tranche B-1 Euro Term Loan” shall mean, collectively, (i) a Term Loan in Euros made pursuant to clause (iii) of the second sentence of Section 2.1(a) and (ii) each Additional Tranche B-1 Euro Term Loan.

“Tranche B-1 Euro Term Loan Allocation Schedule” shall mean the schedule on file with the Administrative Agent and approved by the U.S. Borrower setting forth the name of each Additional Tranche B-1 Euro Term Loan Lender and, next to such name, the amount of Additional Tranche B-1 Euro Term Loans to be made to the U.S. Borrower in Euros by such Additional Tranche B-1 Euro Term Loan Lender on the Amendment No. 2 Effective Date.

“Tranche B-1 Euro Term Loan Commitment” shall mean, with respect to a Cashless Option Tranche B-1 Euro Term Loan Lender, its Rollover Tranche B-1 Euro Term Loan Commitment and, with respect to any Additional Tranche B-1 Euro Term Loan Lender, its Additional Tranche B-1 Euro Term Loan Commitment.  The aggregate amount of Tranche B-1 Euro Term Loan Commitments as of the Amendment No. 2 Effective Date is €615,000,000.

“Tranche B-1 Euro Term Loan Lender” shall mean a Lender with a Tranche B-1 Euro Term Loan Commitment or an outstanding Tranche B-1 Euro Term Loan.

“Tranche B-1 Euro Term Loan Repayment Amount” shall have the meaning provided in Section 2.5(b)(iii).

“Tranche B-1 Euro Term Loan Repayment Date” shall have the meaning provided in Section 2.5(b)(iii).

“Tranche B-1 Term Loan” shall mean, collectively, the Tranche B-1 Dollar Term Loans and the Tranche B-1 Euro Term Loans.

“Tranche B-1 Term Loan Commitment” shall mean, collectively, the Tranche B-1 Dollar Term Loan Commitments and the Tranche B-1 Euro Term Loan Commitments.

“Tranche B-1 Term Loan Lender” shall mean a Lender with a Tranche B-1 Term Loan Commitment or an outstanding Tranche B-1 Term Loan.

“Tranche B-1 Term Loan Maturity Date” shall mean July 30, 2024 (or, if such date is not a Business Day, the first Business Day thereafter).

(b)          Section 1.1 of the Credit Agreement is hereby amended by amending clause (i) of the definition of “Applicable Margin” contained therein by (i) adding “(a)(x)” at the beginning thereof, (ii) deleting the “(ii)” contained therein and inserting “(y)” in lieu thereof  and (iii) adding the following phrase immediately prior to the “,” at the end thereof:

“and (b)(x) for LIBOR Loans that are Tranche B-1 Dollar Term Loans, 2.75%, and (y) for ABR Loans that are Tranche B-1 Dollar Term Loans, 1.75%”.

(c)          Section 1.1 of the Credit Agreement is hereby amended by amending clause (ii) of the definition of “Applicable Margin” contained therein by (i) adding “(a)” at the beginning thereof and (ii) adding the following phrase immediately prior to the “,” at the end thereof:

“and (b) for LIBOR Loans that are Tranche B-1 Euro Term Loans, 3.00%”.

(d)          Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Cash Management Bank” by (i) inserting “,” immediately after the reference to “an Affiliate of an Agent or a Lender” in clause (a) thereof, (ii) deleting the word “or” immediately prior to clause (b) thereof and replacing it with “,” and (iii) inserting “or (c) PNC Bank, National Association or any of its Affiliates; provided that, in the case of this clause (c), such Person executes and delivers to the Administrative Agent a letter agreement in a form reasonably acceptable to the Administrative Agent pursuant to which such Person (x) appoints the Administrative Agent as its agent under the applicable Credit Documents and (y) agrees to be bound by the provisions of Sections 12, 13, 14, 26 and 27 of the U.S. Pledge Agreement and Sections 5.4, 5.5, 5.7, 6.5, 7, 8.1 and 8.16 of the U.S. Security Agreement, in each case, as if it were a Lender” immediately prior to the “.” at the end thereof.

(e)          Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Class” contained therein by (i) inserting “, Tranche B-1 Dollar Term Loans, Tranche B-1 Euro Term Loans” immediately after the reference to “Initial Term Loans” contained therein, (ii) inserting “, Replacement Term Loans (of the same tranche)” immediately after the reference to “Extended Term Loans (of the same Extension Series)” contained therein and (iii) inserting “, a Tranche B-1 Dollar Term Loan Commitment, a Tranche B-1 Euro Term Loan Commitment” immediately after the reference to “Initial Term Loan Commitment” contained therein.

(f)          Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Commitments” contained therein by inserting “, Tranche B-1 Dollar Term Loan Commitment, Tranche B-1 Euro Term Loan Commitment” immediately after the reference to “Initial Term Loan Commitment” contained therein.

(g)          Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “LIBOR Rate” contained therein by inserting “or the Tranche B-1 Term Loans” immediately after the reference to “the Revolving Credit Loans” in the second proviso to the first sentence thereof.

(h)          Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Maturity Date” contained therein by inserting “, the Tranche B-1 Term Loan Maturity Date” immediately after the reference to “Initial Term Loan Maturity Date” contained therein.

(i)          Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Maximum Incremental Facilities Amount” contained therein by deleting the phrase “and assuming the Revolving Credit Commitments at such time are fully drawn” contained therein.

(j)          Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Permitted Other Indebtedness” by deleting clause (a) thereof in its entirety and inserting “(a) the weighted average life to maturity of which is no shorter than the weighted average life to maturity of any Term Loans outstanding at the time of such incurrence (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the applicable Term Loans)” in lieu thereof.

(k)          Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Repayment Amount” contained therein by inserting “, the Tranche B-1 Dollar Term Loan Repayment Amount, the Tranche B-1 Euro Term Loan Repayment Amount” immediately after the reference to “Initial Term Loan Repayment Amount” contained therein.

(l)          Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Repricing Transaction” contained therein by deleting each reference to “Initial Dollar Term Loans or Initial Euro Term Loans” contained therein and inserting “Tranche B-1 Dollar Term Loans or Tranche B-1 Euro Term Loans” in lieu thereof.

(m)          Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Term Loan Commitment” contained therein by inserting “, Tranche B-1 Dollar Term Loan Commitment, Tranche B-1 Euro Term Loan Commitment” immediately after the reference to “Initial Term Loan Commitment” contained therein.

(n)          Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Term Loans” contained therein by (i) inserting “, the Tranche B-1 Dollar Term Loans, the Tranche B-1 Euro Term Loans” immediately after the reference to “Initial Term Loans” contained therein and (ii) inserting “, any Replacement Term Loans” immediately after the reference to “New Term Loans” contained therein.

(o)          Section 1.1 of the Credit Agreement is hereby amended by amending the definition of “Total Term Loan Commitment” contained therein by inserting “, the Tranche B-1 Dollar Term Loan Commitments, the Tranche B-1 Euro Term Loan Commitments” immediately after the reference to “Initial Term Loan Commitments” contained therein.

(p)          Section 2.1(a) of the Credit Agreement is hereby amended to add the following sentences immediately after the first sentence thereof:

“Subject to and upon the terms set forth herein and the terms and conditions set forth in Amendment No. 2, (i) each Cashless Option Tranche B-1 Dollar Term Loan Lender severally agrees to exchange all (or such lesser amount allocated to such Lender by the Amendment No. 2 Arrangers) of its outstanding Initial Dollar Term Loans for a like principal amount of Tranche B-1 Dollar Term Loans on the Amendment No. 2 Effective Date, (ii) each Additional Tranche B-1 Dollar Term Loan Lender severally agrees to make a Tranche B-1 Dollar Term Loan (each, an “Additional Tranche B-1 Dollar Term Loan”) in Dollars to the U.S. Borrower on the Amendment No. 2 Effective Date in a principal amount equal to its Additional Tranche B-1 Dollar Term Loan Commitment, (iii) each Cashless Option Tranche B-1 Euro Term Loan Lender severally agrees to exchange all (or such lesser amount allocated to such Lender by the Amendment No. 2 Arrangers) of its outstanding Initial Euro Term Loans for a like principal amount of Tranche B-1 Euro Term Loans on the Amendment No. 2 Effective Date, (iv) each Additional Tranche B-1 Euro Term Loan Lender severally agrees to make a Tranche B-1 Euro Term Loan (each, an “Additional Tranche B-1 Euro Term Loan”) in Euros to the U.S. Borrower on the Amendment No. 2 Effective Date in a principal amount equal to its Additional Tranche B-1 Euro Term Loan Commitment.  On the Amendment No. 2 Effective Date, the U.S. Borrower shall repay all Initial Dollar Term Loans of Non-Consenting Initial Dollar Term Loan Lenders and Post-Closing Option Tranche B-1 Dollar Term Loan Lenders (and any Initial Dollar Term Loans of Cashless Option Tranche B-1 Dollar Term Loan Lenders that are not exchanged for Tranche B-1 Dollar Term Loans pursuant to clause (i) of the immediately preceding sentence) and all Initial Euro Term Loans of Non-Consenting Initial Euro Term Loan Lenders and Post-Closing Option Tranche B-1 Euro Term Loan Lenders (and any Initial Euro Term Loans of Cashless Option Tranche B-1 Euro Term Loan Lenders that are not exchanged for Tranche B-1 Euro Term Loans pursuant to clause (iii) of the immediately preceding sentence) with the proceeds of the Additional Tranche B-1 Dollar Term Loans and the Additional Tranche B-1 Euro Term Loans.”

(q)          Section 2.1(a) of the Credit Agreement is hereby further amended by inserting “in the case of Initial Term Loans,” at the beginning of clauses (iii) and (iv) of the fourth sentence thereof.

(r)          Section 2.5(a) of the Credit Agreement is hereby amended by adding to the end of such Section the following new sentences:

“The U.S. Borrower shall repay to the Administrative Agent, for the benefit of the applicable Lenders, on the Tranche B-1 Term Loan Maturity Date, the then-outstanding Tranche B-1 Dollar Term Loans made to the U.S. Borrower, in Dollars.  The U.S. Borrower shall repay to the Administrative Agent, for the benefit of the applicable Lenders, on the Tranche B-1 Term Loan Maturity Date, the then-outstanding Tranche B-1 Euro Term Loans made to the U.S. Borrower, in Euros.”

(s)          Section 2.5(b) of the Credit Agreement is hereby amended by adding “(i) ” at the beginning thereof and the following paragraphs (ii) and (iii) at the end of such Section:

(ii)          The U.S. Borrower shall repay to the Administrative Agent, in Dollars for the benefit of the Tranche B-1 Dollar Term Loan Lenders, on each date set forth below (or, if not a Business Day, the immediately preceding Business Day) (each, a “Tranche B-1 Dollar Term Loan Repayment Date”), a principal amount in respect of each of the Tranche B-1 Dollar Term Loans made to the U.S. Borrower equal to (x) the outstanding principal amount Tranche B-1 Dollar Term Loans made to the U.S. Borrower on the Amendment No. 2 Effective Date multiplied by (y) the percentage set forth below opposite such Tranche B-1 Dollar Term Loan Repayment Date (each, a “Tranche B-1 Dollar Term Loan Repayment Amount”):

Date	Percentage
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%
June 30, 2020	0.25%
September 30, 2020	0.25%
December 31, 2020	0.25%
March 31, 2021	0.25%
June 30, 2021	0.25%
September 30, 2021	0.25%
December 31, 2021	0.25%
March 31, 2022	0.25%
June 30, 2022	0.25%
September 30, 2022	0.25%
December 31, 2022	0.25%
March 31, 2023	0.25%
June 30, 2023	0.25%
September 30, 2023	0.25%
December 31, 2023	0.25%
March 31, 2024	0.25%
June 30, 2024	0.25%
Tranche B-1 Term Loan Maturity Date	Remaining outstanding amounts

 (iii)          The U.S. Borrower shall repay to the Administrative Agent, in Euros for the benefit of the Tranche B-1 Euro Term Loan Lenders, on each date set forth below (or, if not a Business Day, the immediately preceding Business Day) (each, a “Tranche B-1 Euro Term Loan Repayment Date”), a principal amount in respect of each of the Tranche B-1 Euro Term Loans made to the U.S. Borrower equal to (x) the outstanding principal amount Tranche B-1 Euro Term Loans made to the U.S. Borrower on the Amendment No. 2 Effective Date multiplied by (y) the percentage set forth below opposite such Tranche B-1 Euro Term Loan Repayment Date (each, a “Tranche B-1 Euro Term Loan Repayment Amount”):

Date	Percentage
December 31, 2017	0.25%
March 31, 2018	0.25%
June 30, 2018	0.25%
September 30, 2018	0.25%
December 31, 2018	0.25%
March 31, 2019	0.25%
June 30, 2019	0.25%
September 30, 2019	0.25%
December 31, 2019	0.25%
March 31, 2020	0.25%
June 30, 2020	0.25%
September 30, 2020	0.25%
December 31, 2020	0.25%
March 31, 2021	0.25%
June 30, 2021	0.25%
September 30, 2021	0.25%
December 31, 2021	0.25%
March 31, 2022	0.25%
June 30, 2022	0.25%
September 30, 2022	0.25%
December 31, 2022	0.25%
March 31, 2023	0.25%
June 30, 2023	0.25%
September 30, 2023	0.25%
December 31, 2023	0.25%
March 31, 2024	0.25%
June 30, 2024	0.25%
Tranche B-1 Term Loan Maturity Date	Remaining outstanding amounts

(t)          Section 2.5(e) of the Credit Agreement is hereby amended by inserting “, Replacement Term Loan” immediately after the reference to “New Term Loan” contained therein.

(u)          Section 2.14(d)(i) of the Credit Agreement is hereby amended by deleting the reference to “Initial Term Loan Maturity Date” contained therein and inserting “Tranche B-1 Term Loan Maturity Date” in lieu thereof.

(v)          Section 2.14(d)(ii) of the Credit Agreement is hereby amended by deleting the reference to “Initial Term Loans” contained therein and inserting “Tranche B-1 Term Loans” in lieu thereof.

(w)          Section 2.14(d)(iii) of the Credit Agreement is hereby amended by deleting the reference to “Initial Term Loans” contained in clause (x) of the first proviso thereto and inserting “Tranche B-1 Term Loans” in lieu thereof.

(x)          Section 2.14(d)(iv) of the Credit Agreement is hereby amended by deleting the reference to “Initial Term Loans” contained therein and inserting “Tranche B-1 Term Loans” in lieu thereof.

(y)          Section 4.3 of the Credit Agreement is hereby amended by adding to the end of such Section a new clause (e) as follows:

“(e)          The Tranche B-1 Term Loan Commitments shall terminate at 5:00 p.m. (New York City time) on the Amendment No. 2 Effective Date.

(z)          Section 5.1(a) of the Credit Agreement is hereby amended by amending the second sentence thereof by inserting “, Tranche B-1 Dollar Term Loan Repayment Amounts, Tranche B-1 Euro Term Loan Repayment Amounts” immediately after the reference to “Initial Term Loan Repayment Amounts” contained therein.

(aa)          Section 5.1(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(b)          In the event that, on or prior to the date that is six months after the Amendment No. 2 Effective Date, the U.S. Borrower (i) makes any prepayment of Tranche B-1 Dollar Term Loans or Tranche B-1 Euro Term Loans in connection with any Repricing Transaction the primary purpose of which is to decrease the Effective Yield on such Tranche B-1 Dollar Term Loans or Tranche B-1 Euro Term Loans or (ii) effects any amendment of this Agreement resulting in a Repricing Transaction the primary purpose of which is to decrease the Effective Yield on Tranche B-1 Dollar Term Loans or Tranche B-1 Euro Term Loans, the U.S. Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (x) in the case of clause (i), a prepayment premium of 1% of the principal amount of the Tranche B-1 Dollar Term Loans or Tranche B-1 Euro Term Loans, as applicable, being prepaid in connection with such Repricing Transaction and (y) in the case of clause (ii), an amount equal to 1% of the aggregate amount of the Tranche B-1 Dollar Term Loans or Tranche B-1 Euro Term Loans, as applicable, outstanding immediately prior to such amendment that are subject to an effective pricing reduction pursuant to such Repricing Transaction.”

(bb)          Section 5.2(c) of the Credit Agreement is hereby amended by (i) inserting “, the Tranche B-1 Dollar Term Loans, the Tranche B-1 Euro Term Loans” immediately after the reference to “Initial Term Loans” contained therein and (ii) inserting “, Tranche B-1 Dollar Term Loan Lender, Tranche B-1 Euro Term Loan Lender” immediately after the reference to “Initial Term Loan Lender” contained therein.

(cc)          Section 9.13(a) of the Credit Agreement is hereby amended by adding to the end of such Section a new sentence as follows:

“The U.S. Borrower will use the proceeds of the Additional Tranche B-1 Dollar Term Loans and Additional Tranche B-1 Euro Term Loans on the Amendment No. 2 Effective Date in manner described in third sentence of Section 2.1(a).”

(dd)          Section 10.5(c) of the Credit Agreement is hereby amended by deleting the reference to “Initial Term Loan Maturity Date” contained therein and inserting “Tranche B-1 Term Loan Maturity Date” in lieu thereof.

(ee)          Section 13.1 of the Credit Agreement is hereby amended by amending clause (viii) of the second proviso to the second sentence thereof by (i) inserting “(w)” immediately prior to the word “decrease” contained therein and (ii) adding at the end thereof the following:

“, (x) decrease the Tranche B-1 Dollar Term Loan Repayment Amount applicable to Tranche B-1 Dollar Term Loans or extend any scheduled Tranche B-1 Dollar Term Loan Repayment Date applicable to Tranche B-1 Dollar Term Loans, in each case without the written consent of the Required Tranche B-1 Dollar Term Loan Lenders or (y) decrease the Tranche B-1 Euro Term Loan Repayment Amount applicable to Tranche B-1 Euro Term Loans or extend any scheduled Tranche B-1 Euro Term Loan Repayment Date applicable to Tranche B-1 Euro Term Loans, in each case without the written consent of the Required Tranche B-1 Euro Term Loan Lenders”.

(ff)          Section 13.1 of the Credit Agreement is hereby amended by amending clause (ix) of the second proviso to the second sentence thereof by inserting “, Required Tranche B-1 Dollar Term Loan Lenders, Required Tranche B-1 Euro Term Loan Lenders” immediately after the reference to “Required Revolving Credit Lenders” contained therein.

(gg)          Schedule 1.1(d) to the Credit Agreement is hereby amended by inserting “PNC Bank, National Association and any Affiliate of PNC Bank, National Association” immediately below the reference to “The Bank of Nova Scotia and any Affiliate of The Bank of Nova Scotia” contained therein.

Section 3.          Representations and Warranties.  Each Credit Party represents and warrants to the Lenders as of the Amendment No. 2 Effective Date that:

(a)          such Credit Party (i) has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the Credit Agreement as amended hereby, and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and (ii) has duly executed and delivered this Amendment, and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforceability hereof or thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity;

(b)          the execution, delivery and performance by such Credit Party of this Amendment, will not (i) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Credit Party or any of its Restricted Subsidiaries (other than Liens created under the Credit Documents) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of its Restricted Subsidiaries is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that could not reasonably be expected to result in a Material Adverse Effect or (iii) violate any provision of the certificate of incorporation, by-laws, articles or other organizational documents of such Credit Party or any of its Restricted Subsidiaries;

(c)          before and after giving effect to this Amendment, the representations and warranties made by such Credit Party contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects (provided that any such representations and warranties which are qualified as to materiality, “Material Adverse Effect” or similar language are true and correct in all respects) with the same effect as though such representations and warranties had been made on and as of the Amendment No. 2 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (provided that any such representations and warranties which are qualified as to materiality, Material Adverse Effect or similar language were true and correct in all respects) as of such earlier date); and

(d)          at the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 4.          Conditions to Effectiveness.  This Amendment shall become effective on the first Business Day on which each of the following conditions is satisfied:

(a)          The Administrative Agent shall have received (i) from each Initial Dollar Term Loan Lender with a Rollover Tranche B-1 Dollar Term Loan Commitment and each Initial Euro Term Loan Lender with a Rollover Tranche B-1 Euro Term Loan Commitment (which Initial Dollar Term Loan Lenders and Initial Euro Term Loan Lenders, together with any Post-Closing Option Tranche B-1 Dollar Term Loan Lenders, Post-Closing Option Tranche B-1 Euro Term Loan Lenders and Revolving Credit Lender who executes a Consent to Amendment No. 2, constitute the Required Lenders), (ii) from Additional Tranche B-1 Dollar Term Loan Lenders and Additional Tranche B-1 Euro Term Loan Lenders with aggregate Additional Tranche B-1 Dollar Term Loan Commitments and Additional Tranche B-1 Euro Term Loan Commitments the Dollar Equivalent of which is equal in principal amount to the sum of (A) the aggregate outstanding principal amount of Initial Dollar Term Loans held by Non-Consenting Initial Dollar Term Loan Lenders, (B) the Dollar Equivalent of the aggregate outstanding principal amount of Initial Euro Term Loans held by Non-Consenting Initial Euro Term Loan Lenders, (C) the aggregate outstanding principal amount of Initial Dollar Term Loans held by Post-Closing Option Tranche B-1 Dollar Term Loan Lenders, (D) the Dollar Equivalent of the aggregate outstanding principal amount of Initial Euro Term Loans held by Post-Closing Option Tranche B-1 Euro Term Loan Lenders, (E) the excess, if any, of the aggregate principal amount of Initial Dollar Term Loans held by the Cashless Option Tranche B-1 Dollar Term Loan Lenders over the aggregate Rollover Tranche B-1 Dollar Term Loan Commitments of the Cashless Option Tranche B-1 Dollar Term Loan Lenders and (F) the Dollar Equivalent of the excess, if any, of the aggregate principal amount of Initial Euro Term Loans held by the Cashless Option Tranche B-1 Euro Term Loan Lenders over the aggregate Rollover Tranche B-1 Euro Term Loan Commitments of the Cashless Option Tranche B-1 Euro Term Loan Lenders, (iii) from each Revolving Credit Lender who executes a Consent to Amendment No. 2, (iv) from the Administrative Agent and (v) from Holdings, the Borrowers and each other Credit Party, either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment (it being understood that, with respect to any Initial Dollar Term Loan Lender with a Rollover Tranche B-1 Dollar Term Loan Commitment, any Initial Euro Term Loan Lender with a Rollover Tranche B-1 Euro Term Loan Commitment, any Post-Closing Option Tranche B-1 Dollar Term Loan Lender or Post-Closing Option Tranche B-1 Euro Term Loan Lender, such counterpart of this Amendment may be in the form of Consent to Amendment No. 2);

(b)          The U.S. Borrower shall have paid to all Initial Term Loan Lenders on the Amendment No. 2 Effective Date, substantially simultaneously with the making of the Tranche B-1 Term Loans under the Credit Agreement (as amended by this Amendment), all accrued and unpaid interest on the Initial Term Loans to, but not including, the Amendment No. 2 Effective Date;

(c)          The Administrative Agent shall have received the executed legal opinion of Simpson Thacher & Bartlett LLP, special New York counsel to the Credit Parties.  The Credit Parties hereby instruct such counsel to deliver such legal opinion;

(d)          The U.S. Borrower shall have paid to (i) the Amendment No. 2 Arrangers the fees in the amounts previously agreed in writing to be received on the Amendment No. 2 Effective Date and (ii) the Amendment No. 2 Arrangers and the Administrative Agent all reasonable costs and expenses (including, without limitation the reasonable fees, charges and disbursements of Paul Hastings LLP, counsel for the Amendment No. 2 Arrangers and the Administrative Agent) of the Amendment No. 2 Arrangers and the Administrative Agent for which invoices have been presented at least three (3) Business Days prior to the Amendment No. 2 Effective Date;

(e)          At the time of and immediately after giving effect to the Amendment, no Default or Event of Default shall have occurred and be continuing;

(f)          Before and after giving effect to the Amendment, the representations and warranties made by each Credit Party contained in the Credit Agreement and the other Credit Documents shall be true and correct in all material respects (provided that any such representations and warranties which are qualified as to materiality, “Material Adverse Effect” or similar language are true and correct in all respects) on and as of the Amendment No. 2 Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment No. 2 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (provided that any such representations and warranties which are qualified as to materiality, Material Adverse Effect or similar language were true and correct in all respects) as of such earlier date);

(g)          The Administrative Agent shall have received (i) a good standing certificate (to the extent such concept exists) for each Credit Party that is organized under the laws of the United States, any state thereof or the District of Columbia (each a “U.S. Credit Party”) from the applicable governmental authority of such U.S. Credit Party’s jurisdiction of incorporation, organization or formation and (ii) a certificate of each U.S. Credit Party, dated the Amendment No. 2 Effective Date, substantially in the form of Exhibit F to the Credit Agreement, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such U.S. Credit Party, and (i) attaching a copy of the resolutions of the board of directors or other managers of such U.S. Credit Party (or a duly authorized committee thereof) authorizing the execution and delivery of this Amendment and any other Credit Document delivered on the Amendment No. 2 Effective Date to which it is a party and the performance by it of this Amendment and each other Credit Document delivered on the Amendment No. 2 Effective Date to which it is a party, (ii) (x) attaching a copy of the Certificate of Incorporation and By-Laws, Certificate of Formation and Operating Agreement or other comparable organizational documents, as applicable, of such U.S. Credit Party or (y) including a certification by the Secretary or any Assistant Secretary of such U.S. Credit Party, dated the Amendment No. 2 Effective Date, that there have been no amendments, supplements or modifications to the Certificate of Incorporation and By-Laws, Certificate of Formation and Operating Agreement or other comparable organizational documents, as applicable, of such U.S. Credit Party delivered on the Closing Date pursuant to Section 6.6 of the Credit Agreement and (iii) attaching the signature and incumbency certificates of the Authorized Officers of such U.S. Credit Party executing this Amendment and any other Credit Documents delivered on the Amendment No. 2 Effective Date to which it is a party; and

(h)          The U.S. Borrower shall have previously delivered to the Administrative Agent a Notice of Borrowing with respect to the Tranche B-1 Term Loans in accordance with Section 7.2(a) of the Credit Agreement.

Section 5.          Waiver.  The Lenders party hereto (or party to a Consent to Amendment No. 2) constituting Required Lenders waive (i) the payment of any breakage loss or expense under Section 2.11 of the Credit Agreement in connection with the repayment of Initial Term Loans on the Amendment No. 2 Effective Date, (ii) the requirement under Section 5.1(a) of the Credit Agreement to provide notice to the Administrative Agent prior to the repayment of the Initial Term Loans to be made hereunder (it being understood and agreed that this Amendment shall serve as the notice referred to in Section 5.1(a) of the Credit Agreement), (iii) any requirement under Section 2.2 of the Credit Agreement with respect to borrowing multiples for the Tranche B-1 Term Loans, (iv) any requirement under Section 2.9 of the Credit Agreement regarding length of the Interest Period for the Tranche B-1 Term Loans (it being understood and agreed among the parties hereto (or party to a Consent to Amendment No. 2) that the Tranche B-1 Term Loans will originally be LIBOR Loans with an initial Interest Period ending on September 29, 2017) and (v) the three Business Days’ requirement under Section 2.3(a) of the Credit Agreement for delivery of a Notice of Borrowing for LIBOR Loans (it being understood and agreed among the parties hereto (or party to a Consent to Amendment No. 2) that such requirement is reduced to one Business Day for the initial borrowing of Tranche B-1 Term Loans).

Section 6.          Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

Section 7.          Governing Law; Submission to Jurisdiction, Venue.  The provisions of Sections 13.12 and 13.13 of the Credit Agreement apply to this Amendment, mutatis mutandis.

Section 8.          JURY TRIAL WAIVER.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 9.          Headings.  Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

Section 10.          Entire Agreement; Severability.  This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documents executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement.  Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

Section 11.          Effect of Amendment.

(a)          Each reference that is made in the Credit Agreement or any Credit Document to the “Credit Agreement” shall hereafter be construed as a reference to the Credit Agreement as amended hereby,  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(b)          By executing and delivering a copy hereof, each Credit Party hereby consents to this Amendment and the transactions contemplated hereby and each U.S. Credit Party hereby confirms its respective guarantees, pledges and grants of security interests, and other obligations, as applicable, under and subject to the terms of each of the Credit Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment, such guarantees, pledges and grants of security interests, and other obligations, and the terms of each of the Credit Documents to which it is a party, shall continue to be in full force and effect, including to secure the Obligations (including, without limitation, the Tranche B-1 Dollar Term Loans and the Tranche B-1 Euro Term Loans).  For the avoidance of doubt, on and after the Amendment No. 2 Effective Date, this Amendment shall for all purposes constitute a Credit Document.

(c)          Each Additional Tranche B-1 Dollar Term Loan Lender party hereto and each Additional Tranche B-1 Euro Term Loan Lender party hereto (i) confirms that it has received a copy of the Credit Agreement, this Amendment and the other Credit Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon any Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.  Upon the Amendment No. 2 Effective Date, each undersigned Additional Tranche B-1 Dollar Term Loan Lender and each undersigned Additional Tranche B-1 Euro Term Loan Lender shall become a Lender under the Credit Agreement and shall have the respective Additional Tranche B-1 Dollar Term Loan Commitment set forth next to its name on the Tranche B-1 Dollar Term Loan Allocation Schedule or the respective Additional Tranche B-1 Euro Term Loan Commitment set forth next to its name on the Tranche B-1 Euro Term Loan Allocation Schedule, as applicable.  In addition, if an Initial Term Loan Lender has exercised its “Cashless Settlement Option” or the “Post-Closing Settlement Option” pursuant to its Consent to Amendment No. 2, the amount of such Initial Term Loan Lender’s participation in the Tranche B-1 Dollar Term Loans or Tranche B-1 Euro Term Loans, as the case may be, may be less than 100% of the principal amount of such Initial Term Loan Lender’s Tranche B-1 Dollar Term Loans or Tranche B-1 Euro Term Loans, as the case may be, based on the Amendment No. 2 Arrangers’ allocation of the Tranche B-1 Dollar Term Loans and Tranche B-1 Euro Term Loans.

(d)          The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Credit Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Credit Documents as in effect prior to the Amendment No. 2 Effective Date.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

HOLDINGS:

GARDNER DENVER HOLDINGS, INC.

By:	/s/ P. Todd Herndon
Name: P. Todd Herndon
Title: Vice President and Chief Financial Officer

U.S. BORROWER

GARDNER DENVER, INC.

By:	/s/ P. Todd Herndon
Name: P. Todd Herndon
Title: Vice President and Chief Financial Officer

GERMAN BORROWER

GD GERMAN HOLDINGS II GMBH

By:	/s/ Andrew Schiesl
Name: Andrew Schiesl
Title: Manager Director

UK BORROWER

GD FIRST (UK) LIMITED

By:	/s/ Andrew Schiesl
Name: Andrew Schiesl
Title: Director

[Signature Page to Amendment No. 2]

OTHER CREDIT PARTIES:

EMCO WHEATON USA, INC.
GARDNER DENVER INVESTMENTS, INC.
GARDNER DENVER INTERNATIONAL, INC.
GARDNER DENVER OBERDORFER PUMPS INC.
GARDNER DENVER THOMAS, INC.
LEROI INTERNATIONAL, INC.
ROBUSCHI USA, INC.
GARDNER DENVER PETROLEUM PUMPS LLC
THOMAS INDUSTRIES INC.
TRI-CONTINENT SCIENTIFIC, INC.

By:	/s/ P. Todd Herndon
Name: P. Todd Herndon
Title: Vice President

GARDNER DENVER NASH LLC

By:	/s/ Vincent Trupiano
Name: Vincent Trupiano
Title: President

[Signature Page to Amendment No. 2]

UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Signature Page to Amendment No. 2]

UBS AG, STAMFORD BRANCH,
as an Additional Tranche B-1 Dollar Term Loan Lender

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Signature Page to Amendment No. 2]

UBS AG, STAMFORD BRANCH,
as an Additional Tranche B-1 Euro Term Loan Lender

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

[Signature Page to Amendment No. 2]

[FORM OF LENDER SIGNATURE PAGE; LENDER SIGNATURE PAGES ON FILE WITH THE ADMINISTRATIVE AGENT]

CONSENT TO AMENDMENT NO. 2

CONSENT (this “Consent to Amendment No. 2”) to Amendment No. 2 (the “Amendment”) to the Credit Agreement, dated as of July 30, 2013 (as amended by Amendment No. 1 to Credit Agreement, dated as of March 4, 2016, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date of the Amendment, the “Credit Agreement”), among Gardner Denver Holdings, Inc. (f/k/a Renaissance Parent Corp.) (“Holdings”), Gardner Denver, Inc., as successor in interest to Renaissance Acquisition Corp. (the “U.S. Borrower”), GD German Holdings II GmbH, as successor in interest to  Gardner Denver Holdings GmbH & Co. KG (the “German Borrower”), GD First (UK) Limited (the “UK Borrower”; and together with the German Borrower, the “Foreign Borrowers”; the Foreign Borrowers, together with the U.S. Borrower, the “Borrowers”), the lenders or other financial institutions or entities from time to time party thereto and UBS AG, Stamford Branch, as Administrative Agent, Collateral Agent, Swingline Lender and Letter of Credit Issuer.  Capitalized terms used in this Consent to Amendment No. 2 but not defined in this Consent to Amendment No. 2 have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

Dollar Term Loan Lenders

The undersigned Lender in respect of the Initial Dollar Term Loans (“Initial Dollar Term Loan Lender”), acting in such capacity, hereby irrevocably and unconditionally approves the Amendment in respect of 100% of the outstanding principal amount of the Initial Dollar Term Loans held by such Initial Dollar Term Loan Lender and consents as follows (check ONE option):

Cashless Settlement Option

☐
to convert 100% of the outstanding principal amount of the Initial Dollar Term Loans held by such Initial Dollar Term Loan Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Arrangers (as defined in the Amendment)) into Tranche B-1 Dollar Term Loans in a like principal amount.

Post-Closing Settlement Option

☐
to have 100% of the outstanding principal amount of the Initial Dollar Term Loans held by such Initial Dollar Term Loan Lender prepaid on the Amendment No. 2 Effective Date and purchase by assignment the principal amount of Tranche B-1 Dollar Term Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Amendment No. 2 Arrangers (as defined in the Amendment)).

Euro Term Loan Lenders

The undersigned Lender in respect of the Initial Euro Term Loans (“Initial Euro Term Loan Lender”), acting in such capacity, hereby irrevocably and unconditionally approves the Amendment in respect of 100% of the outstanding principal amount of the Initial Euro Term Loans held by such Initial Euro Term Loan Lender and consents as follows (check ONE option):

Cashless Settlement Option

☐
to convert 100% of the outstanding principal amount of the Initial Euro Term Loans held by such Initial Euro Term Loan Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Arrangers (as defined in the Amendment)) into Tranche B-1 Euro Term Loans in a like principal amount.

Post-Closing Settlement Option

☐
to have 100% of the outstanding principal amount of the Initial Euro Term Loans held by such Initial Euro Term Loan Lender prepaid on the Amendment No. 2 Effective Date and purchase by assignment the principal amount of Tranche B-1 Euro Term Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Amendment No. 2 Arrangers (as defined in the Amendment)).

Revolving Credit Lenders

☐
The undersigned Revolving Credit Lender in respect of 100% of the Revolving Credit Commitment held by such Revolving Credit Lender, acting in such capacity, hereby irrevocably and unconditionally approves the Amendment and consents thereto.

[signature page to follow]

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

________________________________________,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):__________________

Exhibit A

CONSENT TO AMENDMENT NO. 2

CONSENT (this “Consent to Amendment No. 2”) to Amendment No. 2 (the “Amendment”) to the Credit Agreement, dated as of July 30, 2013 (as amended by Amendment No. 1 to Credit Agreement, dated as of March 4, 2016, and as further amended, restated, supplemented or otherwise modified from time to time prior to the date of the Amendment, the “Credit Agreement”), among Gardner Denver Holdings, Inc. (f/k/a Renaissance Parent Corp.) (“Holdings”), Gardner Denver, Inc., as successor in interest to Renaissance Acquisition Corp. (the “U.S. Borrower”), GD German Holdings II GmbH, as successor in interest to  Gardner Denver Holdings GmbH & Co. KG (the “German Borrower”), GD First (UK) Limited (the “UK Borrower”; and together with the German Borrower, the “Foreign Borrowers”; the Foreign Borrowers, together with the U.S. Borrower, the “Borrowers”), the lenders or other financial institutions or entities from time to time party thereto and UBS AG, Stamford Branch, as Administrative Agent, Collateral Agent, Swingline Lender and Letter of Credit Issuer.  Capitalized terms used in this Consent to Amendment No. 2 but not defined in this Consent to Amendment No. 2 have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

Dollar Term Loan Lenders

The undersigned Lender in respect of the Initial Dollar Term Loans (“Initial Dollar Term Loan Lender”), acting in such capacity, hereby irrevocably and unconditionally approves the Amendment in respect of 100% of the outstanding principal amount of the Initial Dollar Term Loans held by such Initial Dollar Term Loan Lender and consents as follows (check ONE option):

Cashless Settlement Option

☐
to convert 100% of the outstanding principal amount of the Initial Dollar Term Loans held by such Initial Dollar Term Loan Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Arrangers (as defined in the Amendment)) into Tranche B-1 Dollar Term Loans in a like principal amount.

Post-Closing Settlement Option

☐
to have 100% of the outstanding principal amount of the Initial Dollar Term Loans held by such Initial Dollar Term Loan Lender prepaid on the Amendment No. 2 Effective Date and purchase by assignment the principal amount of Tranche B-1 Dollar Term Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Amendment No. 2 Arrangers (as defined in the Amendment)).

Euro Term Loan Lenders

The undersigned Lender in respect of the Initial Euro Term Loans (“Initial Euro Term Loan Lender”), acting in such capacity, hereby irrevocably and unconditionally approves the Amendment in respect of 100% of the outstanding principal amount of the Initial Euro Term Loans held by such Initial Euro Term Loan Lender and consents as follows (check ONE option):

Cashless Settlement Option

☐
to convert 100% of the outstanding principal amount of the Initial Euro Term Loans held by such Initial Euro Term Loan Lender (or such lesser amount allocated to such Lender by the Amendment No. 2 Arrangers (as defined in the Amendment)) into Tranche B-1 Euro Term Loans in a like principal amount.

Post-Closing Settlement Option

☐
to have 100% of the outstanding principal amount of the Initial Euro Term Loans held by such Initial Euro Term Loan Lender prepaid on the Amendment No. 2 Effective Date and purchase by assignment the principal amount of Tranche B-1 Euro Term Loans committed to separately by the undersigned (or such lesser amount allocated to such Lender by the Amendment No. 2 Arrangers (as defined in the Amendment)).

Revolving Credit Lenders

☐
The undersigned Revolving Credit Lender in respect of 100% of the Revolving Credit Commitment held by such Revolving Credit Lender, acting in such capacity, hereby irrevocably and unconditionally approves the Amendment and consents thereto.

[signature page to follow]

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized officer as of the date first written above.

________________________________________,
as a Lender (type name of the legal entity)

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):__________________

Gardner Denver, Inc.
Consent to Amendment No. 2